UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2025

Vincerx Pharma, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39244	83-3197402
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1825 S. Grant Street San Mateo, California	94402
(Address of principal executive offices)	(Zip Code)

(650) 800-6676

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	VINC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

Attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference is an investor presentation prepared by Oqory, Inc. (“Oqory”) that will be used in meetings with existing and potential investors of Vincerx Pharma, Inc. (“Vincerx”).

The investor presentation attached hereto as Exhibit 99.1 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

Forward-Looking Statements

This report contains forward-looking statements within the meaning of U.S. federal securities laws. Forward-looking statements, which are based on certain assumptions and describe future plans, strategies, expectations and events, can generally be identified by the use of forward-looking terms such as “believe,” “expect,” “may,” “will,” “should,” “would,” “could,” “suggest,” “seek,” “intend,” “plan,” “goal,” “potential,” “on-target,” “on track,” “project,” “estimate,” “anticipate,” or other comparable terms. All statements other than statements of historical facts included in this report are forward-looking statements. Forward-looking statements include, but are not limited to: entry into a definitive merger agreement; conditions to the execution of the definitive merger agreement, including interim financing for Vincerx and completion of due diligence by both parties, and the timing thereof; and the anticipated terms and closing conditions of the merger. Forward-looking statements are neither historical facts nor assurances of future performance or events. Instead, they are based only on current beliefs, expectations, and assumptions regarding future business developments, future plans and strategies, projections, anticipated events and trends, the economy, and other future conditions. Forward-looking statements are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict, many of which are outside the control of Oqory and Vincerx.

Actual results, conditions, and events may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause actual results, conditions, and events to differ materially from those indicated in the forward-looking statements include, but are not limited to: the outcome of the parties’ respective due diligence; the completion of the interim financing; the parties’ capital requirements, availability and sufficiency of capital, and Vincerx’s cash runway; the ability of the parties to enter into a definitive merger agreement and the actual terms thereof; termination of the Term Sheet; the parties’ ability to satisfy the conditions precedent to the merger to be contained in a definitive merger agreement, including completion of the concurrent offering of Vincerx equity securities of at least $20 million and stockholder approval from both parties; the risk that any definitive merger agreement is terminated after it is entered into but before consummation of any proposed merger; market acceptance of the combined company; risks associated with clinical development of the parties’ product candidates; general economic, financial, legal, political, and business conditions; and other risks and uncertainties including those set forth in Vincerx’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2024 and subsequent reports filed with the Securities and Exchange Commission (the “SEC”). Forward-looking statements speak only as of the date hereof, and the parties disclaim any obligation to update any forward-looking statements.

Additional Information

In connection with the proposed merger, Vincerx will file relevant materials with the SEC, including a proxy statement on Schedule 14A. A definitive proxy statement will be sent to holders of Vincerx’s common stock when it becomes available. Investors and securityholders and other interested parties are urged to carefully read the proxy statement (including any amendments or supplements thereto) and any other documents filed with the SEC when they become available, because they will contain important information about Vincerx, Oqory, and the proposed transactions. Investors and securityholders may obtain free copies of these documents and other documents filed with the SEC by Vincerx (when they become available) through the website maintained by the SEC at http://www.sec.gov, or by directing a request to: Vincerx Pharma, Inc., 1825 S. Grant Street, San Mateo, CA 94402. Copies of the documents filed by Vincerx are also available free of charge in the “Investors—SEC Filings & Financials—SEC Filings” section of Vincerx’s website at: https://investors.vincerx.com/financial-information/sec-filings.

Participants in the Solicitation

Vincerx, Oqory, and their respective directors and officers are or may be considered “participants” (as defined in Section 14(a) of the Securities Exchange Act of 1934) in the solicitation of proxies from the holders of Vincerx’s common stock with respect to the proposed transactions described herein. Information about Vincerx’s directors and executive officers, including compensation, is set forth in the sections entitled “Election of Directors—Directors and Nominees” and “Executive Officers” of Vincerx’s definitive proxy statement for its 2024 Annual Meeting of Stockholders, filed with the SEC on April 10, 2024, the section entitled “Compensation of Directors and Executive Officers” of Vincerx’s definitive proxy statement for its special meeting of stockholders, filed with the SEC on December 10, 2024 (the “2025 Special Meeting Proxy Statement”), as well as Vincerx’s Current Report on Form 8-K filed on December 27, 2024.

Information about the ownership of Vincerx’s common stock by Vincerx’s executive officers and directors is set forth in the section entitled “Security Ownership of Certain Beneficial Owners and Management” in the 2025 Special Meeting Proxy Statement, as well as the Form 3 filed on January 6, 2025 for Kevin Haas. Updated information regarding the identity of potential participants, and their direct or indirect interests (by security holdings or otherwise), will be reflected in Forms 3, 4, or 5 to be filed with the SEC, as well as the section entitled “Security Ownership of Certain Beneficial Owners and Management” of Vincerx’s definitive proxy statement on Schedule 14A and other materials to be filed with the SEC regarding the proposed transactions. All of these documents are or will be available free of charge at the SEC’s website at www.sec.gov and in the “Investors—SEC Filings & Financials—SEC Filings” section of Vincerx’s website at https://investors.vincerx.com/financial-information/sec-filings.

Stockholders, potential investors, and other readers should read the definitive proxy statement carefully when it becomes available before making any voting or investment decisions. These documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This report shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities, in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Investor Presentation dated January 23, 2025

104	Cover Page Interactive Date File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 23, 2025

VINCERX PHARMA, INC.

By:	/s/ Raquel E. Izumi
Name:	Raquel E. Izumi
Title:	Acting Chief Executive Officer